Exhibit 99.1

USA Technologies Announces Fourth Quarter and Fiscal Year 2016 Results

MALVERN, Pa. – Sept. 13, 2016 – USA Technologies, Inc. (NASDAQ:USAT), a premier payment technology service provider of integrated cashless and mobile transactions in the self-service retail market, today reported results for its fourth quarter and fiscal year ended June 30, 2016.

Fourth Quarter Financial Highlights:

☐	Total quarterly revenue of $21.9 million, a year-over-year increase of 24%

☐	429,000 connections to ePort service, including 6,000 new connections attributable to the VendScreen acquisition which closed on January 15, 2016, representing a year-over-year increase of 29%

☐	Record 11,050 customers compared to 9,600 as of a year ago, a year-over-year increase of 15%

☐	Quarterly record license and transaction fee revenue of $15.3 million, a year-over-year increase of 28%

☐	$1.3 million of cash provided by operating activities representing the sixth straight quarter of positive operating cash flow

☐	Ended the quarter with $19.3 million in cash and cash equivalents

☐	Quarterly GAAP net loss of $872 thousand, including the impact of a $432 thousand non-cash expense for the write-down of trademarks to net realizable value of zero and $258 thousand of non-recurring expenses related to the acquisition and integration of the VendScreen business

☐	Quarterly Non-GAAP net loss of $1.4 million

☐	Quarterly adjusted EBITDA of $0.6 million

Fourth Quarter Financial Highlights, Connections & Transaction Data:

Fiscal Year Financial Highlights:

☐	Record total revenue of $77.4 million, a year-over-year increase of 33%

☐	Record net connections of 96,000 for the year

☐	Net loss for the fiscal year of 2016 was $6.8 million compared to a net loss of $1.1 million for the fiscal year of 2015. The net loss for the fiscal year reflected a $5.7 million non-cash charge for the change in the fair value of warrant liabilities

☐	Non-GAAP net loss was $0.7 million for the 2016 fiscal year compared to non-GAAP net loss of $0.5 million for the 2015 fiscal year

Fiscal Year Financial Highlights, Connections & Transaction Data:

	Three months ended, unless noted
(Connections and $'s in thousands, transactions in millions, eps is not rounded)	June 30,
	2016	2015	# Change	% Change

Revenues:
License and transaction fees	$15,263	$11,938	$3,325	28%
Equipment sales	6,681	5,708	973	17%
Total revenues	$21,944	$17,646	$4,298	24%

License and transaction fees gross margin	30.5%	34.1%	(3.6%)	(11%)

Equipment sales gross margin	17.0%	12.8%	4.2%	33%

Overall Gross Margin	26.4%	27.2%	(0.8%)	(3%)

Operating loss	$(1,578)	$(357)	$(1,221)	342%

Adjusted EBITDA	$626	$1,251	$(625)	(50%)

Net loss	$(872)	$(201)	$(671)	856%

Net loss per common share - basic and diluted	$(0.02)	$(0.01)	$(0.01)	177%

Net New Connections	28	31	(3)	(10%)

Total Connections (at period end)	429	333	96	29%

Total Number of Transactions (millions)	89	62	27	44%

Transaction Volume ($millions)	$169	$113	$56	50%

	Year ended, unless noted
	June 30,
(Connections and $'s in thousands, transactions in millions, eps is not rounded)	2016	2015	# Change	% Change

Revenues:
License and transaction fees	$56,589	$43,633	$12,956	30%
Equipment sales	20,819	14,444	6,375	44%
Total revenues	$77,408	$58,077	$19,331	33%

License and transaction fees gross margin	32.7%	32.6%	0.1%	0%

Equipment sales gross margin	16.7%	18.1%	(1.4%)	(8%)

Overall Gross Margin	28.4%	29.0%	(0.6%)	(2%)

Operating loss	$(1,467)	$(240)	$(1,227)	511%

Adjusted EBITDA	$5,984	$6,259	$(275)	(4%)

Net income (loss)	$(6,806)	$(1,089)	$(5,717)	525%

Net loss per common share - basic and diluted	$(0.21)	$(0.05)	$(0.16)	318%

Net New Connections	96	67	29	43%

Total Connections (at period end)	429	333	96	29%

Total Number of Transactions (millions)	316	217	99	46%

Transaction Volume ($millions)	$584	$389	$195	50%

“We ended the fiscal year with strong momentum as we continue to drive growth by the adoption of our cashless payment solutions,” said Stephen P. Herbert, USA Technologies’ chairman and chief executive officer. “Our customers are increasingly realizing the positive benefits of upgrading 100% of their locations with our ePort Connect service to enable consumers the cashless payment option.  The addition of our ePort Interactive Service provides additional value with the ability to provide a more robust consumer experience and yields improved  performance at the location.  We’ve grown our business substantially and are poised for the next phase of growth as we work to improve profitability and scale our business.”

As described in our Form 10-K for the fiscal year, to be filed today, based on management’s assessment of the effectiveness of its internal control over financial reporting as of June 30, 2016, management identified control deficiencies, including three significant deficiencies, in the design or operating effectiveness of the Company’s internal control over financial reporting, which when aggregated, represent a material weakness in internal control. The Company is committed to remediating the control deficiencies that gave rise to the material weakness. These internal controls are being evaluated by management, and will be adjusted appropriately as soon as is practical. Due its increased market capitalization, this is the first fiscal year that the Company’s internal control over financial reporting has been subject to audit by its independent registered public accounting firm.

Fiscal 2017 Outlook

For full fiscal year 2017, management expects to add between 115,000 and 125,000 net new connections for the year, bringing total connections to our service to a range of 544,000 to 554,000 and expects total revenue to be between $95 million and $100 million. We also expect to have year-over-year increases of adjusted EBITDA and non-GAAP net income.

Webcast and Conference Call

Management will host a conference call and webcast the event beginning at 8:30 a.m. Eastern Time today, September 13, 2016.
To participate in the conference call, please dial (866) 393-1608 approximately 10 minutes prior to the call. International callers should dial (224) 357-2194. Please reference conference ID # 75053191.
A live webcast of the conference call will be available at http://investor.usatech.com/events.cfm. Please access the website 15 minutes prior to the start of the call to download and install any necessary audio software.
A telephone replay of the conference call will be available from 11:30 a.m. Eastern Time on September 13, 2016 until 11:30 a.m. Eastern Time on September 16, 2016 and may be accessed by calling (855) 859-2056 (domestic dial-in) or (404) 537-3406 (international dial-in) and reference conference ID # 75053191.  An archived replay of the conference call will also be available in the investor relations section of the company's website.

About USA Technologies

USA Technologies, Inc. is a premier payment technology service provider of integrated cashless and mobile transactions in the self-service retail market. The company also provides a broad line of cashless acceptance technologies including its NFC-ready ePort® G-series, ePort Mobile™ for customers on the go, ePort® Interactive, and QuickConnect, an API Web service for developers. USA Technologies has 78 United States and foreign patents in force; and has agreements with Verizon, Visa, Chase Paymentech and customers such as Compass, AMI Entertainment and others. For more information, please visit the website at www.usatech.com.

Forward-looking Statements:

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: All statements other than statements of historical fact included in this release, including without limitation the business strategy and the plans and objectives of USAT's management for future operations, are forward-looking statements. When used in this release, words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to USAT or its management, identify forward looking statements. Such forward-looking statements are based on the beliefs of USAT's management, as well as assumptions made by and information currently available to USAT's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, the ability of management to accurately predict or forecast future financial results, including earnings or taxable income of USAT, or increased revenues at a customer location; the incurrence by USAT of any unanticipated or unusual non-operational expenses which would require us to divert our cash resources from achieving our business plan; the ability of USAT to retain key customers from whom a significant portion of its revenues is derived; the ability of USAT to compete with its competitors to obtain market share; whether USAT's customers continue to utilize USAT's transaction processing and related services, as our customer agreements are generally cancelable by the customer on thirty to sixty days' notice; the ability of USAT to raise funds in the future through the sales of securities or debt financings in order to sustain its operations if an unexpected or unusual non-operational event would occur; the ability of USAT to use available data to predict future market conditions, consumer behavior and any level of cashless usage; the ability to prevent a security breach of our systems or services or third party services or systems utilized by us; whether any patents issued to USAT will provide USAT with any competitive advantages or adequate protection for its products, or would be challenged, invalidated or circumvented by others; the ability of USAT to operate without infringing or violating the intellectual property  rights of others; whether USAT would be able to sell sufficient ePort hardware to third party leasing companies as part of the QuickStart program in order to continue to increase cash flows from operations; whether USAT’s future remediation efforts in connection with the control deficiencies that resulted in a material weakness  in USAT’s internal controls over financial reporting as of June 30, 2016 would be effective; whether USAT experiences additional material weaknesses in its internal controls over financial reporting in  future periods, and USAT is not able to accurately or timely report its financial condition or results of operations; and whether USAT's existing or anticipated customers purchase, rent or utilize ePort devices or our other products or services in the future at levels currently anticipated by USAT. Readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by us in this release speaks only as of the date of this release. Unless required by law, USAT does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

Financial Schedules:
A.	Statement of Operations for the 3 Months and Fiscal Years Ended June 30, 2016 and June 30, 2015
B.	Five Quarter Select Key Performance Indicators in Process
C.	Comparative Condensed Balance Sheets for Year Ended June 30, 2016 and Year Ended June 30, 2015
D.	Five Quarter Statement of Operations and Adjusted EBITDA
E.	Five Quarter Selling, General, & Administrative Expenses – in Process
F.	Five Quarter Condensed Balance Sheet and Other Data
G.	Five Quarter Statement of Cash Flows
H.	Five Quarter Reconciliation of Net Income/(Loss) to Non-GAAP Net Income (Loss) and Net Earnings/(Loss) Per Common Share – Basic and Diluted to Non-GAAP Net Earnings/(Loss) Per Common Share – Basic and Diluted
I.	Annual Reconciliation of Net Loss to Non-GAAP Net Loss and Net Loss Per Common Share – Basic and Diluted to Non-GAAP Net Loss Per Common Share – Basic and Diluted

A.	Statement of Operations for the 3 Months and Fiscal Years Ended June 30, 2016 and June 30, 2015

($ in thousands, except share and per share data)	For the three months ended June 30,		For the year ended June 30,
(unaudited)	2016	2015	2016	2015

Revenues:
License and transaction fees	$15,263	$11,938	$56,589	$43,633
Equipment sales	6,681	5,708	20,819	14,444
Total revenues	21,944	17,646	77,408	58,077

Costs of sales/revenues:
Cost of services	10,614	7,863	38,089	29,429
Cost of equipment	5,547	4,975	17,334	11,825
Total costs of sales/revenues	16,161	12,838	55,423	41,254

Gross profit:
License and transaction fees	4,649	4,075	18,500	14,204
Equipment sales	1,134	733	3,485	2,619
Total gross profit	5,783	4,808	21,985	16,823

Operating expenses:
Selling, general and administrative	6,721	5,009	22,373	16,451
Depreciation	208	156	647	612
Impairment of intangible asset	432	-	432	-
Total operating expenses	7,361	5,165	23,452	17,063
Operating loss	(1,578)	(357)	(1,467)	(240)

Other income (expense):
Interest income	182	42	320	83
Other Gain	-	52	-	52
Interest expense	(197)	(92)	(600)	(302)
Change in fair value of warrant liabilities	18	263	(5,674)	(393)
Total other income (expense), net	3	265	(5,954)	(560)

Loss before provision for income taxes	(1,575)	(92)	(7,421)	(800)
Benefit (provision) for income taxes	703	(109)	615	(289)

Net loss	(872)	(201)	(6,806)	(1,089)
Cumulative preferred dividends	-	-	(668)	(668)
Net loss applicable to common shares	$(872)	$(201)	$(7,474)	$(1,757)
Net loss per common share - basic and diluted	$(0.02)	$(0.01)	$(0.21)	$(0.05)
Basic weighted average number of common shares outstanding	37,325,681	35,761,370	36,309,047	35,719,211

Adjusted EBITDA	$626	$1,251	$5,984	$6,259

Non-GAAP net loss	$(1,373)	$(392)	$(713)	$(470)

Total connections at period-end	429	333	429	333
Net new connections in period	28	31	96	67

(B)	Five Quarter Select Key Performance Indicators

	Three months ended
(unaudited)	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Connections:
Gross New Connections	33,000	34,000	24,000	19,000	34,000	24,000
% from Existing Customer Base	81%	91%	89%	86%	89%	82%
Net New Connections	28,000	32,000	20,000	16,000	31,000	14,000
Total Connections	429,000	401,000	369,000	349,000	333,000	302,000

Customers:
New Customers Added	225	75	350	675	675	475
Total Customers	11,050	75	10,625	10,275	9,600	8,925

Volumes:
Total Number of Transactions (millions)	89.0	82.0	76.0	68.8	62.2	54.8
Transaction Volume ($millions)	$169.0	$151.0	$138.0	$126.4	$112.8	$97.7

Financing Structure of Connections:
JumpStart	6.5%	7.4%	10.1%	10.2%	6.0%	11.3%
QuickStart & All Others *	93.5%	92.6%	89.9%	89.8%	94.0%	88.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(C)	Comparative Balance Sheets June 30, 2016 to June 30, 2015

($ in thousands)	June 30 2016	June 30, 2015	$ Change	% Change
Assets
Current assets:
Cash	$19,272	$11,374	$7,898	69%
Accounts receivable, less allowance	4,899	5,971	(1,072)	-18%
Finance receivables	3,588	941	2,647	281%
Inventory, net	2,031	4,216	(2,185)	-52%
Prepaid expenses and other current assets	987	574	413	72%
Deferred income taxes	2,271	1,258	1,013	81%
Total current assets	33,048	24,334	8,714	36%

Finance receivables, less current portion	3,718	3,698	20	1%
Other assets	348	350	(2)	-1%
Property and equipment, net	9,765	12,869	(3,104)	-24%
Deferred income taxes	25,453	25,788	(335)	-1%
Intangibles, net	798	432	366	85%
Goodwill	11,703	7,663	4,040	53%
Total assets	$84,833	$75,134	$9,699	13%

Liabilities and shareholders' equity
Current liabilities:
Accounts payable	$12,356	$10,542	$1,814	17%
Accrued expenses	3,456	2,108	1,348	64%
Line of credit, net	7,119	4,000	3,119	78%
Current obligations under long-term debt	629	478	151	32%
Income taxes payable	18	54	(36)	-67%
Warrant liabilities	3,739	-	3,739	100%
Deferred gain from sale-leaseback transactions	860	860	-	0%
Total current liabilities	28,177	18,042	10,135	56%
Long-term liabilities
Long-term debt, less current portion	1,576	1,854	(278)	-15%
Accrued expenses, less current portion	15	49	(34)	-69%
Warrant liabilities, less current portion	-	978	(978)	-100%
Deferred gain from sale-leaseback transactions, less current portion	40	900	(860)	-96%
Total long-term liabilities	1,631	3,781	(2,150)	-57%
Total liabilities	29,808	21,823	7,985	37%

Shareholders' equity:
Preferred stock, no par value	3,138	3,138	-	0%
Common stock, no par value	233,394	224,874	8,520	4%
Accumulated deficit	(181,507)	(174,701)	(6,806)	4%
Total shareholders' equity	55,025	53,311	1,714	3%
Total liabilities and shareholders' equity	$84,833	$75,134	$9,699	13%

Total current assets	$33,048	$24,334	$8,714	36%
Total current liabilities	28,177	18,042	10,135	56%
Net working capital	$4,871	$6,292	$(1,421)	-23%

* Accounts receivable, net of allowance for doubtful accounts and accounts payable have increased by the following amounts due to reclassifications	$-	$1,299

(D)	Five Quarter Statement of Operations and Adjusted EBITDA

($ in thousands)	For the three months ended
(unaudited)	June 30, 2016	% of Sales	March 31, 2016	% of Sales	December 31, 2015	% of Sales	September 30, 2015	% of Sales	June 30, 2015	% of Sales
Revenues:
License and transaction fees	$15,263	69.6%	$14,727	72.3%	$13,674	73.9%	$12,925	77.9%	$11,938	67.7%
Equipment Sales	6,681	30.4%	5,634	27.7%	4,829	26.1%	3,675	22.1%	5,708	32.3%
Total revenue	21,944	100.0%	20,361	100.0%	18,503	100.0%	16,600	100.0%	17,646	100.0%

Costs of sales/revenues:
License and transaction fees	$10,614	69.5%	9,703	65.9%	9,067	66.3%	8,705	67.4%	7,863	65.9%
Equipment sales	5,547	83.0%	4,986	88.5%	3,953	81.9%	2,848	77.5%	4,975	87.2%
Total costs of sales/revenues	16,161	73.6%	14,689	72.1%	13,020	70.4%	11,553	69.6%	12,838	72.8%

Gross Profit:
License and transaction fees	4,649	30.5%	5,024	34.1%	4,607	33.7%	4,220	32.6%	4,075	34.1%
Equipment sales	1,134	17.0%	648	11.5%	876	18.1%	827	22.5%	733	12.8%
Total gross profit	5,783	26.4%	5,672	27.9%	5,483	29.6%	5,047	30.4%	4,808	27.2%

Operating expenses:
Selling, general and administrative	$6,721	30.6%	6,094	29.9%	4,762	25.7%	4,796	28.9%	5,009	28.4%
Depreciation	208	0.9%	173	0.8%	127	0.7%	139	0.8%	156	0.9%
Impairment of intangible asset	432	2.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Total operating expenses	7,361	33.5%	6,267	30.8%	4,889	26.4%	4,935	29.7%	5,165	29.3%

Operating income (loss)	(1,578)	-7.2%	(595)	-2.9%	594	3.2%	112	0.7%	(357)	-2.0%

Other income (expense):
Interest income	182	0.8%	67	0.3%	20	0.1%	51	0.3%	42	0.2%
Other income	-	0.0%	-	0.0%	-	0.0%	-	0.0%	52	0.3%
Interest expense	(197)	-0.9%	(180)	-0.9%	(104)	-0.6%	(119)	-0.7%	(92)	-0.5%
Change in fair value of warrant liabilities	18	0.1%	(4,805)	-23.6%	(1,230)	-6.6%	343	2.1%	263	1.5%
Total other income (expense), net	3	0.0%	(4,918)	-24.2%	(1,314)	-7.1%	275	1.7%	265	1.5%

Loss before provision for income taxes	(1,575)	-7.2%	(5,513)	-27.1%	(720)	-3.9%	387	2.3%	(92)	-0.5%
Benefit (provision) for income taxes	703	3.2%	93	0.5%	(154)	-0.8%	(27)	-0.2%	(109)	-0.6%

Net income (loss)	(872)	-4.0%	(5,420)	-26.6%	(874)	-4.7%	360	2.2%	(201)	-1.1%

Less interest income	(182)	-0.8%	(67)	-0.3%	(20)	-0.1%	(51)	-0.3%	(42)	-0.2%
Plus interest expenses	197	0.9%	180	0.9%	104	0.6%	119	0.7%	92	0.5%
Plus income tax expense	(703)	-3.2%	(93)	-0.5%	154	0.8%	27	0.2%	109	0.6%
Plus depreciation expense	1,272	5.8%	1,190	5.8%	1,323	7.2%	1,350	8.1%	1,381	7.8%
Plus amortization expense	44	0.2%	44	0.2%	-	0.0%	-	0.0%	-	0.0%
Plus (less) change in fair value of warrant liabilities	(18)	-0.1%	4,805	23.6%	1,230	6.6%	(343)	-2.1%	(263)	-1.5%
Plus stock-based compensation	198	0.9%	142	0.7%	237	1.3%	272	1.6%	175	1.0%
Plus intangible asset impairment	432	2.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Plus VendScreen non-recurring charges	258	1.2%	461	2.3%	106	0.6%	17	0.1%	-	0.0%
Plus litigation related professional fees	-	0.0%	105	0.5%	-	0.0%	-	0.0%	-	0.0%
Adjusted EBITDA	$626	2.9%	$1,347	6.6%	$2,260	12.2%	$1,751	10.6%	$1,251	7.1%

See discussion of Non-GAAP financial measures later in this document

(E)	Five Quarter Selling, General, & Administrative Expenses

	Three months ended
($ in thousands)	June 30,	% of	March 31,	% of	December 31,	% of	September 30,	% of	June 30,	% of
(unaudited)	2016	SG&A	2016	SG&A	2015	SG&A	2015	SG&A	2015	SG&A

Salaries and benefit costs	$3,050	45.4%	$2,761	45.4%	$2,786	58.6%	$2,685	56.0%	$2,295	45.8%
Marketing related expenses	635	9.4%	362	5.9%	335	7.0%	333	6.9%	580	11.6%
Professional services	1,533	22.8%	1,256	20.6%	839	17.6%	782	16.3%	844	16.8%
Bad debt expense	470	7.0%	505	8.3%	239	5.0%	236	4.9%	497	9.9%
Premises, equipment and insurance costs	555	8.3%	460	7.5%	347	7.3%	399	8.3%	475	9.5%
Research and development expenses	123	1.8%	131	2.1%	37	0.8%	191	4.0%	154	3.1%
VendScreen non-recurring charges	258	3.8%	461	7.6%	106	2.2%	17	0.4%	-	0.0%
Litigation related professional fees	51	0.8%	105	1.7%	-	0.0%	-	0.0%	-	0.0%
Other expenses	46	0.7%	53	0.9%	73	1.5%	153	3.2%	164	3.3%
Total SG&A expenses	$6,721	100%	$6,094	100%	$4,762	100%	$4,796	100%	$5,009	100%

Total Revenue	21,944		20,361		18,503		16,600		17,646
SG&A expenses as a percentage of revenue	30.6%		29.9%		25.7%		28.9%		28.4%

(F)	Five Quarter Condensed Balance Sheet and Other Data

($ in thousands) (unaudited)	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015

Assets
Current assets:
Cash	$19,272	$14,901	$14,809	$11,592	$11,374
Accounts receivable, less allowance *	4,899	8,345	6,976	6,448	5,971
Finance receivables	3,588	1,677	1,503	946	941
Inventory	2,031	2,341	2,849	3,718	4,216
Other current assets	3,258	2,336	2,160	1,883	1,832
Total current assets	33,048	29,600	28,297	24,587	24,334

Finance receivables, less current portion	3,718	3,042	2,435	3,525	3,698
Other assets	348	337	326	342	350
Property and equipment, net	9,765	10,584	10,856	11,890	12,869
Deferred income taxes	25,453	25,701	25,607	25,761	25,788
Goodwill and intangibles	12,501	12,976	8,095	8,095	8,095
Total assets	$84,833	$82,240	$75,616	$74,200	$75,134

Liabilities and shareholders' equity
Current liabilities:
Accounts payable and accrued expenses *	$15,812	$15,368	$9,992	$11,615	$10,542
Line of credit	7,119	6,980	7,000	4,000	2,108
Warrant Liabilities	3,739	5,964	-	-	-
Other current liabilities	1,507	1,485	1,384	1,497	5,392
Total current liabilities	28,177	29,797	18,376	17,112	18,042
Long-term liabilities
Total long-term liabilities	1,631	2,016	3,945	3,116	3,781
Total liabilities	29,808	31,813	22,321	20,228	21,823

Shareholders' equity:
Total shareholders' equity	55,025	50,427	53,295	53,972	53,311
Total liabilities and shareholders' equity	$84,833	$82,240	$75,616	$74,200	$75,134

Total current assets	$33,048	$29,600	$28,297	$24,587	$24,334
Total current liabilities	28,177	29,797	18,376	17,112	18,042
Net working capital	$4,871	$(197)	$9,921	$7,475	$6,292

* Accounts receivable, net of allowance for doubtful accounts and accounts payable have increased by the following amounts due to reclassifications	$-	$-	$-	$-	$1,299

(G)	Five Quarter Statements of Cash Flows

	Three months ended
($ in thousands) (unaudited)	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015

OPERATING ACTIVITIES:
Net (loss) income	(872)	(5,420)	(874)	360	(201)
Adjustments to reconcile net (loss) income to net cash provided by
(used in) operating activities:
Charges incurred in connection with the vesting and issuance of common stock for employee and director compensation	198	142	237	272	175
Gain on disposal of property and equipment	(110)	(15)	(41)	(1)	(4)
Non-cash interest and amortization of debt discount	13	-	-	-	-
Bad debt expense	470	506	238	236	497
Depreciation	1,272	1,190	1,323	1,350	1,381
Amortization of intangible assets	43	44	-	-	-
Impairment of intangible asset	432	-	-	-	-
Change in fair value of warrant liabilities	(18)	4,805	1,230	(343)	(263)
Deferred income taxes, net	(748)	(93)	154	27	31
Gain on sale of finance receivables	-	-	-	-	(52)
Recognition of deferred gain from sale-leaseback transactions	(215)	(215)	(215)	(215)	(215)
Changes in operating assets and liabilities:
Accounts receivable	2,977	(1,872)	(767)	(713)	(1,223)
Finance receivables	(2,587)	(154)	533	168	(332)
Inventory	(82)	250	649	219	(639)
Prepaid expenses and other assets	(397)	(160)	(254)	48	(97)
Accounts payable	328	4,154	(1,624)	(1,044)	3,492
Accrued expenses	115	1,166	(13)	(2)	93
Income taxes payable	453	-	(70)	-	37
Net change in operating assets and liabilities	807	3,384	(1,546)	(1,324)	1,331

Net cash provided by operating activities	1,272	4,328	506	362	2,680

INVESTING ACTIVITIES:
Purchase and additions of property and equipment	(207)	(164)	(117)	(49)	(6)
Proceeds from sale of property and equipment	265	19	101	4	8
Cash paid for assets acquired from VendScreen	-	(5,625)	-	-	-

Net cash provided by (used in) investing activities	58	(5,770)	(16)	(45)	2

FINANCING ACTIVITIES:
Cash used for the retirement of common stock	(173)	-	(40)	-	-
Proceeds from exercise of common stock warrants	3,237	1,652	-	29	-
Proceeds (payments) from line of credit	4,130	33	3,000	-	-
Repayment of line of credit	(3,992)
Repayment of long term debt	(162)	(151)	(233)	(128)	(97)
Proceeds from long-term debt	-	-	-	-	304
Excess tax benefits from share-based compensation	-	-	-	-	10

Net cash provided by (used in) financing activities	3,040	1,534	2,727	(99)	217

Net increase in cash	4,371	92	3,217	218	2,899

Cash at beginning of period	14,901	14,809	11,592	11,374	8,475

Cash at end of period	$19,272	$14,901	$14,809	$11,592	$11,374

Supplemental disclosures of cash flow information:
Interest paid in cash	$147	$191	$107	$106	$99
Income taxes paid by cash	$501	$-	$-	$-	$-
Depreciation expense allocated to cost of services	$1,139	$1,051	$1,186	$1,199	$1,179
Reclass of rental program property to inventory, net	$415	$347	$777	$(279)	$(718)
Prepaid items financed with debt	$-	$-	$-	$103	$-
Warrant issuance for debt discount	$52	$-	$-	$-	$-
Debt financing cost financed with debt	$-	$79	$-	$-	$-
Equipment and software acquired under capital lease	$-	$409	$-	$35	$-
Disposal of property and equipment	$555	$189	$238	$99	$447
Disposal of property and equipment under sale-leaseback transactions	$(52)	$52	$-	$-	$-

* Accounts Receivable

Reclassification of cash provided by and included in accounts payable to accounts receivable	$-	$-	$-	$-	$543

* Accounts Payable
Reclassification of cash provided by and included in accounts payable to accounts receivable	$-	$-	$-	$-	$(543)

(H)
Five Quarter Reconciliation of Net Income/(Loss) to Non-GAAP Net Income (Loss) and Net Earnings/(Loss) Per Common Share – Basic and Diluted to Non-GAAP Net Earnings/(Loss) Per Common Share – Basic and Diluted

	Three months ended
($ in thousands) (unaudited)	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015

Net income (loss)	$(872)	$(5,420)	$(874)	$360	$(201)
Non-GAAP adjustments:
Non-cash portion of income tax provision	(792)	(38)	224	27	72
Change in fair value of warrant adjustment	(18)	4,805	1,230	(343)	(263)
VendScreen non-recurring charges	258	461	106	17	-
Litigation related professional fees	51	105	-	-	-
Non-GAAP net income (loss)	$(1,373)	$(87)	$686	$61	$(392)

Net income (loss)	$(872)	$(5,420)	$(874)	$360	$(201)
Cumulative preferred dividends	-	(334)	-	(334)	-
Net income (loss) applicable to common shares	$(872)	$(5,754)	$(874)	$26	$(201)

Non-GAAP net income (loss)	$(1,373)	$(87)	$686	$61	$(392)
Cumulative preferred dividends	-	(334)	-	(334)	-
Non-GAAP net income (loss) applicable to common shares	$(1,373)	$(421)	$686	$(273)	$(392)

Net earnings (loss) per common share - basic	$(0.02)	$(0.16)	$(0.02)	$0.00	$(0.01)
Non-GAAP net earnings (loss) per common share - basic	(0.04)	(0.01)	0.02	(0.01)	(0.01)
Basic weighted average number of common shares outstanding	37,325,681	36,161,626	35,909,933	35,848,395	35,761,370

Net earnings (loss) per common share - diluted	$(0.02)	$(0.16)	$(0.02)	$-	$(0.01)
Non-GAAP net earnings (loss) per common share - diluted	$(0.04)	$(0.01)	$0.02	$(0.01)	$(0.01)
Diluted weighted average number of common shares outstanding	37,325,681	36,161,626	35,909,933	36,487,879	35,761,370

See discussion of Non-GAAP financial measures later in this document

(I)	Reconciliation of Net Loss to Non-GAAP Net Loss and Net Loss Per Common Share – Basic and Diluted to Non-GAAP Net Loss Per Common Share – Basic and Diluted

	Year ended
($ in thousands)	June 30, 2016	June 30, 2015

Net loss	$(6,806)	$(1,089)
Non-GAAP adjustments:
Non-cash portion of income tax provision	(579)	226
Fair value of warrant adjustment	5,674	393
VendScreen non-recurring charges	842	-
Litigation related professional fees	156	-
Non-GAAP net loss	$(713)	$(470)

Net loss	$(6,806)	$(1,089)
Cumulative preferred dividends	(668)	(668)
Net loss applicable to common shares	$(7,474)	$(1,757)

Non-GAAP net loss	$(713)	$(470)
Cumulative preferred dividends	(668)	(668)
Non-GAAP net loss applicable to common shares	$(1,381)	$(1,138)

Net loss per common share - basic and diluted	$(0.21)	$(0.05)
Non-GAAP net loss per common share - basic and diluted	$(0.04)	$(0.03)
Basic and diluted weighted average number of common shares outstanding	36,309,047	35,719,211

Discussion of Non-GAAP Financial Measures:

This press release contains certain non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Reconciliations between non-GAAP and GAAP measures are set forth above in Financial Schedules (E) and (J).

The following non-GAAP financial measures are discussed herein: adjusted EBITDA, non-GAAP net income (loss) and non-GAAP net earnings (loss) per common share – basic and diluted. The presentation of these additional financial measures is not intended to be considered in isolation from, or superior to, or as a substitute for the financial measures prepared and presented in accordance with GAAP (Generally Accepted Accounting Principles), including the net income or net loss of USAT. Management recognizes that non-GAAP financial measures have limitations in that they do not reflect all of the items associated with USAT's net income or net loss as determined in accordance with GAAP. These non-GAAP financial measures are not required by or defined under GAAP and may be materially different from the non-GAAP financial measures used by other companies. USAT has provided above in Financial Schedules (E) and (J) the reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

As used herein, non-GAAP net income (loss) represents GAAP net income (loss) excluding costs or benefits relating to any adjustment for fair value of warrant liabilities and non-cash portions of the Company’s income tax benefit (provision), non-recurring fees and charges that were incurred in connection with the acquisition and integration of the VendScreen business, and professional fees incurred in connection with the class action litigation and the SLC investigation. Non-GAAP net earnings (loss) per common share - diluted is calculated by dividing non-GAAP net income (loss) applicable to common shares by the number of diluted weighted average shares outstanding. Management believes that non-GAAP net income (loss) is an important measure of USAT’s business. Non-GAAP net income (loss) is a non-GAAP financial measure which is not required by or defined under GAAP (Generally Accepted Accounting Principles). The presentation of this financial measure is not intended to be considered in isolation or as a substitute for the financial measures prepared and presented in accordance with GAAP, including the net income or net loss of the Company or net cash used in operating activities. Management recognizes that non-GAAP financial measures have limitations in that they do not reflect all of the items associated with the Company’s net income or net loss as determined in accordance with GAAP, and are not a substitute for or a measure of the Company’s profitability or net earnings. Management believes that non-GAAP net income (loss) and non-GAAP net earnings (loss) per share are important measures of the Company's business. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends and to gain an understanding of our comparative operating performance. We believe that this non-GAAP financial measure serves as a useful metric for our management and investors because they enable a better understanding of the long-term performance of our core business and facilitate comparisons of our operating results over multiple periods, and when taken together with the corresponding GAAP (United States’ Generally Accepted Accounting Principles) financial measures and our reconciliations, enhance investors’ overall understanding of our current and future financial performance. Additionally, the Company utilizes non-GAAP net income (loss) as a metric in its executive officer and management incentive compensation plans.

As used herein, Adjusted EBITDA represents net income (loss) before interest income, interest expense, income taxes, depreciation, amortization, non-recurring fees and charges that were incurred in connection with the acquisition and integration of the VendScreen business, professional fees incurred in connection with the class action litigation incurred during the third quarter of the fiscal year, impairment charges related to our EnergyMiser asset trademarks, and change in fair value of warrant liabilities and stock-based compensation expense. We have excluded the non-operating item, change in fair value of warrant liabilities, because it represents a non-cash gain or charge that is not related to the Company’s operations. We have excluded the non-cash expense, stock-based compensation, as it does not reflect the cash-based operations of the Company. We have excluded the non-recurring costs and expenses incurred in connection with the VendScreen transaction in order to allow more accurate comparison of the financial results to historical operations. We have excluded the professional fees incurred in connection with the class action litigation as well as the trademark impairment charges because we believe that they represent a charge that is not related to the Company's operations. Adjusted EBITDA is a non-GAAP financial measure which is not required by or defined under GAAP (Generally Accepted Accounting Principles). The presentation of this financial measure is not intended to be considered in isolation or as a substitute for the financial measures prepared and presented in accordance with GAAP, including the net income or net loss of the Company or net cash used in operating activities. Management recognizes that non-GAAP financial measures have limitations in that they do not reflect all of the items associated with the Company’s net income or net loss as determined in accordance with GAAP, and are not a substitute for or a measure of the Company’s profitability or net earnings. Adjusted EBITDA is presented because we believe it is useful to investors as a measure of comparative operating performance. Additionally, the Company utilizes Adjusted EBTIDA as a metric in its executive officer and management incentive compensation plans.

Investor Contact:
Mike Bishop
The Blueshirt Group
Tel: +1 415-217-4968
mike@blueshirtgroup.com

Source: USA Technologies, Inc.
F-USAT